UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 26, 2021, New York Community Bancorp, Inc. (“NYCB”) announced its proposed acquisition of Flagstar Bancorp, Inc. (“Flagstar”). This Current Report on Form 8-K is being filed to provide the following documents for purposes of incorporating them by reference into one or more offering documents in connection with issuances of securities by NYCB:

•

Audited consolidated financial statements of Flagstar as of December 31, 2021 and December 31, 2020 and for each of the years in the three-year period ended December 31, 2021, the notes related thereto and the report of PricewaterhouseCoopers, LLP dated March 1, 2022 with respect to the consolidated financial statements of Flagstar and its subsidiaries.

•	Interim unaudited consolidated financial statements of Flagstar as of and for the three and six months ended June 30, 2022 and June 30, 2021 and the notes related thereto.

•	Unaudited pro forma condensed combined financial statements of NYCB as of and for the six-month period ended June 30, 2022 and for the year ended December 31, 2021 and the notes related thereto.

Item 9.01	Financial Statements and Exhibits

(a) - (c)         Not applicable.

(d)         Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP

99.1	Audited consolidated statements of condition of Flagstar Bancorp, Inc. as of December 31, 2021 and December 31, 2020, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2021, the notes related thereto and the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm, dated March 1, 2022.

99.2	Interim unaudited consolidated financial statements of Flagstar Bancorp, Inc. as of and for the three and six months ended June 30, 2022 and June 30, 2021 and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial statements of NYCB as of and for the six-month period ended June 30, 2022 and for the year ended December 31, 2021 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President Chief of Staff to the CEO